UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                February 21, 2006


                               MEDI-HUT CO., INC.
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               (Exact name of registrant as specified in charter)


            Nevada                   000-27119                 22-2436721
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(State or other jurisdiction of     (Commission              (IRS Employer
        incorporation)               File Number)          Identification No.)

215 Morris Avenue, Spring Lake, New Jersey                  07762
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(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (732) 919-2799



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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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         Section 1 - Registrant's Business and Operations

         Item 1.01 Entry into a Material Definitive Agreement
         ----------------------------------------------------

         On February 21, 2006, Medi-Hut Co., Inc. (the "Company") entered into a settlement agreement and release with Rosenberg, Rich, Baker, Berman & Company ("Rosenberg"). Rosenberg served as the Company's independent auditor and principal accounting firm from February 1998 to March 2003, excluding a three week period in early 2002. This settlement resolved all of the disputes remaining in the litigation commenced by the Company in January 2004 in the Superior Court of the State of New Jersey, Monmouth County, Law Division, Medi-Hut Co., Inc. v. Rosenberg, Rich, Baker, Berman & Company, P.A. et al (Docket No. MON-L-116-04). As part of the settlement, the parties released each other from all claims and Rosenberg will pay to the Company the sum of $425,000. The Company will use the proceeds from this settlement to fund its pending litigation matters against Syntho Pharmaceuticals Inc. and its president, Muhammed Malik, relating to, among other things, the Company's exclusive right to distribute the hormone replacement therapy drug, Syntest, and for other business development and operational purposes. This settlement was entered into without any admission of liability or any inferences of wrongdoing by any settling party.

         A copy of the press release announcing the settlement agreement and release between the Company and Rosenberg is attached hereto as Exhibit 99.1.

Item 9.       Financial Statements and Exhibits

              (c) Exhibits:

                  99.1 Press Release Re: Settlement of Civil Lawsuit Against Former Auditing Firm

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   MEDI-HUT CO., INC.
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                                                      (Registrant)

                                        By:  /s/  David R. LaVance
                                           -------------------------------------
                                            David R. LaVance
                                            Chairman of the Board, President and
                                            Chief Executive Officer
Date:  February 21, 2006